SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2003

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events.

On July 24, 2003, American Tower Corporation (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2003. The unaudited condensed consolidated financial statements included in that press release are filed herewith and are incorporated by reference herein as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

Exhibit No.	Item
99.1	The Company’s unaudited condensed consolidated financial statements as follows: unaudited condensed consolidated balance sheets as of June 30, 2003 and December 31, 2002, unaudited condensed consolidated statements of operations for the three month and six month periods ended June 30, 2003 and 2002 and unaudited condensed consolidated statements of cash flows for the six months ended June 30, 2003 and 2002.

Item 9.    Regulation FD Disclosure (and Information Being Furnished Under Item 12).

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition”:

On July 24, 2003, the Company issued a press release announcing its financial results for the three and six months ended June 30, 2003. This earnings release in its entirety is incorporated by reference herein as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  AMERICAN TOWER CORPORATION

                                             (Registrant)

Date:    July 24, 2003

By:	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	The Company’s unaudited condensed consolidated financial statements as follows: unaudited condensed consolidated balance sheets as of June 30, 2003 and December 31, 2002, unaudited condensed consolidated statements of operations for the three month and six month periods ended June 30, 2003 and 2002 and unaudited condensed consolidated statements of cash flows for the six months ended June 30, 2003 and 2002. Filed herewith.

99.2	Press release, dated July 24, 2003, reporting financial results for the second quarter of 2003. Furnished herewith.

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